U.S. Global GO GOLD and Precious Metal Miners ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Australia - 10.8%
Catalyst Metals Ltd. (a)	755,590	$2,728,921
Perseus Mining Ltd.	1,032,048	2,147,440
Regis Resources Ltd. (a)	963,894	2,360,979
Resolute Mining Ltd. (a)	7,662,963	2,226,520
Westgold Resources, Ltd.	1,256,223	2,260,664
		11,724,524

Canada - 71.3%(b)
Centerra Gold, Inc.	685,386	4,348,406
China Gold International Resources Corporation, Ltd. (a)	461,671	3,316,530
Eldorado Gold Corporation (a)	203,359	3,420,498
Fortuna Mining Corporation (a)	576,714	3,517,955
Franco-Nevada Corporation (c)	67,093	10,571,173
K92 Mining, Inc. (a)	414,269	3,572,550
Kinross Gold Corporation	262,042	3,304,350
Lundin Gold, Inc.	101,303	3,136,835
McEwen Mining, Inc. (a)(c)	405,584	3,062,159
New Gold, Inc. (a)	972,531	3,608,090
OceanaGold Corporation	1,095,115	3,652,793
Orla Mining Ltd. (a)	372,922	3,482,903
Osisko Gold Royalties Ltd.	205,277	4,335,450
Sandstorm Gold Ltd.	623,898	4,710,430
Torex Gold Resources, Inc. (a)	172,686	4,782,000
Triple Flag Precious Metals Corporation (c)	214,471	4,107,120
Wheaton Precious Metals Corporation	137,078	10,641,365
		77,570,607

Peru - 2.1%
Cia de Minas Buenaventura SAA - ADR	144,682	2,261,380

South Africa - 5.8%
African Rainbow Minerals Ltd.	236,078	1,878,581
DRDGOLD, Ltd. - ADR (c)	138,951	2,149,572
Pan African Resources PLC	4,118,584	2,304,700
		6,332,853

United States - 9.5%
Royal Gold, Inc.	63,027	10,305,545
TOTAL COMMON STOCKS (Cost $82,701,803)		108,194,909

SHORT-TERM INVESTMENTS - 8.0%		Value
Investments Purchased with Proceeds from Securities Lending - 7.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (d)(e)	8,146,933	8,146,933

Money Market Funds - 0.5%	Shares
First American Government Obligations Fund - Class X, 4.27% (d)	586,905	586,905
TOTAL SHORT-TERM INVESTMENTS (Cost $8,733,838)		8,733,838

TOTAL INVESTMENTS - 107.5% (Cost $91,435,641)		116,928,747
Liabilities in Excess of Other Assets - (7.5)%		(8,189,199)
TOTAL NET ASSETS - 100.0%		$108,739,548
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(c)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $7,971,801 which represented 7.3% of net assets.
(d)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(e)	Privately offered liquidity fund.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

U.S. Global GO GOLD and Precious Metal Miners ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$108,194,909	$–	$–	$108,194,909
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	8,146,933
Money Market Funds	586,905	–	–	586,905
Total Investments	$108,781,814	$–	$–	$116,928,747

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $8,146,933 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.